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                       SECURITIES AND EXCHANGE COMMISSION
                       ----------------------------------
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 29, 2001


                         COMMISSION FILE NUMBER 0-14837

                            ELMER'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

            OREGON                                       93-0836824
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
        11802 S.E. Stark St.
          Portland, Oregon                  97216            (503) 252-1485
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)   (REGISTRANT'S TELEPHONE
                                                                 NUMBER,
                                                          INCLUDING AREA CODE)


Item 1. Changes in Control of Registrant.

Not applicable.

Item 2. Acquisition or Disposition of Assets.

Not applicable.



Item 3. Bankruptcy or Receivership

Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

Not applicable.



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Item 5. Other Events.

Not applicable

Item 6. Resignations of Registrant's Directors.

Not applicable.

Item 7. Financial Statements and Exhibits Filed.

No financial statements are required.

Item 8. Change in Fiscal Year

March 28, 2001, the Company adopted a 52-53 week fiscal year ending on the Monday nearest March 31st. The company's fiscal year has historically ended on March 31st.

Due to strong weekly sales cycles, management believes a 52-53 week year, with thirteen 4-week accounting periods, improves the comparability of the financial statements.

Pursuant to Exchange Act Release no. 26589, no transition period report will be filed for the two day period between March 31st and April 2nd, 2001.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ELMER'S RESTAURANTS, INC.

Date: March 29, 2001                By:/s/ William Service, C.E.O
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                                       William W. Service, Chief Executive
                                       Officer